SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2006
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25620	41-1459569
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices)
Registrant’s telephone number, including area code: (218) 327-3434
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On March 7, 2006, A.S.V., Inc. (ASV) issued a press release announcing it will release financial results for its fourth quarter and fiscal year ended December 31, 2005 the morning of Wednesday, March 8, 2006.
The Company has scheduled a conference call to discuss its fourth quarter and full year 2005 financial results for 9:00 a.m. Central Time on the same day. ASV CEO and Chairman Gary Lemke, along with ASV President Mark Glasnapp and ASV Chief Financial Officer Tom Karges, will host the conference call.
For additional information, see the press release included as Exhibit 99 hereto.

Item 9.01	Financial Statements and Exhibits.

d.	Exhibits

The following exhibit is being furnished herewith

Exhibit	Description of Exhibit

99	Press release dated March 7, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 7, 2006

A.S.V., Inc.

By:	/s/ Gary Lemke

	Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99	Press release dated March 7, 2006